UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

NMP ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42725	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

555 Bryant Street, No. 590 Palo Alto, CA 94301
(Address of principal executive offices and zip code)

(408) 357-3214

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value per share, and one Right to acquire one-fifth of one Class A Ordinary Share	NMPAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	NMP	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A Ordinary Share	NMPAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Business Combination Agreement

As previously disclosed, on September 4, 2026, NMP Acquisition Corp., a Cayman Islands exempted company (“NMP”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with GTS Holdings, LLC, a Utah limited liability company (“GTS” or the “Company”), GTS Holdings, Inc., a Nevada corporation (“Pubco”), Gibson Technical Services, Inc., a Georgia corporation and wholly-owned subsidiary of the Company (“OpCo”), and the other parties thereto. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement, as amended by the Amendment (as defined below).

On September 22, 2026, NMP, Pubco and the Company entered into Amendment No. 1 to Business Combination Agreement (the “Amendment”).

The Amendment amends Section 6.4(a) and Section 6.4(c) of the Business Combination Agreement to extend to October 9, 2026 the date by which the Company is required to deliver each of the Company Audited Financials and the Pubco Audited Financials to NMP. In each case, NMP may further extend the delivery date from time to time in its sole discretion, for any period and on one or more occasions, effective upon written notice to the Company and without any further amendment to the Business Combination Agreement or the consent of any other party.

The Amendment confirms that each reference in the Business Combination Agreement to the “Audit Delivery Date,” including in Section 6.12(a) (filing of the Registration Statement) and Section 8.1(h) (NMP’s termination right), means the date determined under Section 6.4(a) of the Business Combination Agreement, as amended by the Amendment. The Registration Statement is required to be filed within five (5) business days following the Audit Delivery Date.

The amendments in the Amendment are given effect as of the date of the Business Combination Agreement, and no failure of the Company to deliver the Company Audited Financials or the Pubco Audited Financials prior to the date of the Amendment constitutes a breach of, a failure of any closing condition under, or a basis for termination of, the Business Combination Agreement.

Except as expressly amended by the Amendment, the Business Combination Agreement remains in full force and effect in accordance with its terms.

The foregoing description of the Amendment is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

Pubco and GTS intend to file the Registration Statement with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of NMP and a prospectus (the “Proxy Statement/Prospectus”) in connection with the extraordinary meeting of NMP’s shareholders to approve the transactions contemplated by the Business Combination Agreement, as amended by the Amendment (the “Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of NMP as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. NMP, GTS and/or Pubco will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF NMP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH NMP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NMP, GTS, PUBCO AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by NMP and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301; or upon written request to GTS Holdings, Inc. at 230 Mountain Brook Ct., Canton, GA 30115, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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Participants in the Solicitation

NMP, GTS, OpCo, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from NMP’s shareholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of NMP’s securities are, or will be, contained in NMP’s filings with the SEC, including the final prospectus for NMP’s initial public offering dated June 30, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of NMP’s shareholders in connection with the Transactions, including the names and interests of OpCo’s, GTS’s and Pubco’s respective directors or managers and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pubco and NMP with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of NMP, GTS or Pubco, or any commodity or instrument or related derivative of NMP or Pubco, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Business Combination Agreement, dated as of September 22, 2026, by and among NMP Acquisition Corp., GTS Holdings, Inc. and GTS Holdings, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMP Acquisition Corp.

	By:	/s/ Melanie Figueroa
	Name:	Melanie Figueroa
	Title:	Chief Executive Officer and Director

Date: September 25, 2026

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